UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2007

UNIVERSAL AMERICAN FINANCIAL CORP.

(Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation or	(Commission File Number)	(I.R.S. Employer
organization)		Identification No.)

Six International Drive, Suite 190
Rye Brook, New York 10573
(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24013e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

Merger Agreement

On May 7, 2007, Universal American Financial Corp. (“Universal American”) entered into a definitive Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with MemberHealth, Inc., a privately-held pharmacy benefits manager and sponsor of CCRx, a national Medicare Part D plan with more than 1.1 million members (“MemberHealth”).  The purchase price will be approximately $630 million, consisting of 55% in cash (equating to approximately $346.5 million) and 45% in Universal American common stock valued at $20 per share (equating to approximately 14.175 million shares), plus potential performance-based consideration.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, MH Acquisition I Corp., a wholly-owned subsidiary of Universal American, will merge with and into MemberHealth, with MemberHealth as the surviving corporation of the merger (the “First Merger”). Immediately following the First Merger, and as part of the same plan of merger and reorganization, MemberHealth will merge with and into MH Acquisition LLC, a wholly-owned subsidiary of Universal American, with MH Acquisition LLC as the surviving entity of the merger (the “Second Merger” and, together with the First Merger, the “Merger”).  As a result of the Merger, MemberHealth will become a wholly-owned subsidiary of Universal American.

Under the terms of the Merger Agreement approved by the board of directors of each of Universal American and MemberHealth, Universal American stock issued to MemberHealth shareholders will be issued at $20 per share. The transaction also contemplates an additional three year earn-out tied to target earnings from the MemberHealth business. The maximum aggregate amount potentially payable under the performance-based earn-out is $150 million, and would be payable in cash and Universal American stock valued at $20 per share.

The parties have agreed to a variety of customary covenants and agreements, including with respect to indemnification, confidentiality, cooperation (including with respect to regulatory and securities matters), the conduct of MemberHealth’s and Universal American’s business in the ordinary course consistent with past practice and other restrictions on the operation of their respective businesses prior to the consummation of the Merger, public announcements and similar matters.  The covenants and agreements are subject to various limitations specified in the Merger Agreement.

The Merger Agreement may be terminated in the following circumstances, subject to limitations set forth in the Merger Agreement: (i) by mutual written consent of each of the parties, (ii) by any of the parties if the Merger has not been completed by October 7, 2007 (such date can be extended by either MemberHealth or Universal American for up to 60 days in order to obtain outstanding regulatory consents), (iii) by either MemberHealth or Universal American upon an incurable material breach of the Merger Agreement by the other party, which breach would result in the failure of the terminating party’s closing conditions to be fulfilled, (iv) if the stockholders of Universal American do not approve the transactions, (v) if a governmental authority shall have issued a final and non-appealable order or ruling prohibiting the transactions, or (vi) Universal American shall have notified MemberHealth that any or all of the equity financing Universal American has obtained for the transaction has become unavailable for closing and MemberHealth shall not have elected to reduce the cash merger consideration and accept instead Universal American common stock valued at $20 per share.

Consummation of the Merger is subject to the satisfaction of certain conditions, including, among others, (i) the receipt of required regulatory consents, (ii) the expiration or termination of the requisite waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, (iii) the approval of the Merger by the stockholders of Universal American, (iv) the effectiveness of the registration statement to be prepared by Universal American in connection with the Merger, (vi) the absence of any event or development that has had, individually or in the aggregate, a material adverse effect on either business and (vii) the consummation of certain equity financing transactions by Universal American (subject to MemberHealth’s ability to satisfy this condition by reducing the cash merger consideration and accept instead Universal American common stock valued at $20 per share).

Voting Agreement

In connection with the Merger Agreement, holders of approximately 50% of Universal American’s common stock have entered into a voting agreement pursuant to which they have agreed to vote in favor of the issuance of the shares and amendment to Universal American’s charter pursuant to the transaction.

Securities Purchase Agreements

On May 7, 2007, Universal American entered into a Securities Purchase Agreement (the “Stage 1 Securities Purchase Agreement”) with Lee-Universal Holdings, LLC (“Lee”), Welsh, Carson, Anderson & Stowe X, L.P. (“WCAS”), Union Square Universal Partners, L.P. (“Union Square”), Perry Partners, L.P., Perry Partners International, Inc., Perry Commitment Fund, L.P. and Perry Commitment Master Fund, L.P. (the afore-named Perry entities are referred to herein collectively as “Perry”). Lee, WCAS, Union Square and Perry are herein sometimes referred to each as an “Investor” and collectively as the “Investors.”  Pursuant to the Stage 1 Securities Purchase Agreement, Universal American has agreed to issue and sell to the Investors, and the Investors have agreed to buy in a private placement an aggregate of 30,473 shares of Series A Participating Convertible Preferred Stock (the “Series A Preferred Stock”) and 19,527 shares of Series B Participating Convertible Preferred Stock (the “Series B Preferred Stock”).  On May 7, 2007, Universal American also entered a second Securities Purchase Agreement (the “Stage 2 Securities Purchase Agreement”) pursuant to which Universal American has agreed to issue and sell to the Investors, and the Investors have agreed to buy in a private placement an aggregate of 125,000 shares of Series B Preferred Stock (a portion of which may be issued to and purchased by an Investor under the Stage 2 Purchase Agreement instead in the form of Series A Preferred Stock at the request of such Investor).  The total amount to be invested by the Investors in accordance with the Stage 1 Securities Purchase Agreement and Stage 2 Securities Purchase

Agreement will be approximately $350 million, of which $100 million will be funded in the second quarter of 2007 with the balance to be funded in conjunction with the closing of the MemberHealth transaction.

In connection with the execution of the Stage 1 Securities Purchase Agreement and Stage 2 Securities Purchase Agreement, the Board of Directors of Universal American authorized and approved, and created and provided for the issuance of, (a) the Series A Preferred Stock, par value $1.00 per share, of Universal American, which Series A Preferred Stock shall have such powers, preferences and rights as set forth in the Certificate of Amendment to Universal American’s Certificate of Incorporation for the Series A Preferred Stock attached hereto as Exhibit 3.1 (the “Series A Preferred Stock Certificate of Designations”) and (b) the Series B Preferred Stock, par value $1.00 per share, of Universal American, which Series B Preferred Stock shall have such powers, preferences and rights as set forth in the Certificate of Amendment to Universal American’s Certificate of Incorporation for the Series B Preferred Stock attached hereto as Exhibit 3.2 (the “Series B Preferred Stock Certificate of Designations” and, together with the Series A Preferred Stock Certificate of Designations, the “Certificates of Designations”).  In connection with the Stage 1 Securities Purchase Agreement and Stage 2 Securities Purchase Agreement, Universal American and the Investors are entering into a registration rights agreement (the “Registration Rights Agreement”).

The Series A Preferred Stock and Series B Preferred Stock have not been registered under the Securities Act of 1933, amended, and they may not be subsequently offered or sold by investors in the United States absent registration or an applicable exemption from the registration requirement.  This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Postponement of Annual Meeting

Universal American has elected to postpone its previously announced Annual Meeting of Stockholders, as a result of the proposed Merger.  In consideration of the transaction, Universal American plans to hold a meeting of stockholders as soon as practicable, subject to the timing of regulatory reviews of filings relating to the transaction and other factors.  Universal American will notify stockholders of the date of the stockholders meeting, and the record date for such meeting, as soon as practicable.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  A copy of the Stage 1 Securities Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  A copy of the Stage 2 Security Purchase Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference.  A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated by reference. The foregoing descriptions of the Merger Agreement, the Stage 1 Securities Purchase Agreement, the Stage 2 Securities Purchase Agreement, the Registration Rights Agreement and

the Certificates of Designations are qualified in their entirety by reference to the full text of respective documents.

Additional Information and Where to Find It

The transaction will be submitted to shareholders of Universal American and MemberHealth for their consideration.  Universal American intends to file a registration statement on Form S-4, and a related proxy statement/prospectus, in connection with the transactions involving Universal American and MemberHealth.  Investors and security holders are urged to read the registration statement on Form S-4 and the related proxy/prospectus when they become available because they will contain important information about the transaction.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.  In addition, you may obtain free copies of the documents filed with the SEC by Universal American by accessing Universal American’s website (http://www.uafc.com) or directing a request to Corporate Secretary, Universal American Financial Corp., 6 International Drive, Suite 190, Rye Brook, NY  10573.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Universal American and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Universal American in connection with the transaction.  Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement/prospectus of Universal American described above.

Item 3.02.              Unregistered Sales of Equity Securities

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 3.03.              Material Modifications to Rights of Security Holders

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 3.03.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 5.03.

Item 9.01.              Financial Statements and Exhibits

(d)           The following exhibits are included with this Report:

Exhibit No.	Exhibit Title

2.1	Merger Agreement
3.1	Series A Preferred Stock Certificate of Designations
3.2	Series B Preferred Stock Certificate of Designations
4.1	Registration Rights Agreement
10.1	Stage 1 Security Purchase Agreement
10.2	Stage 2 Securities Purchase Agreement
99.1	Press Release dated May 8, 2007

The information contained herein (including the exhibits) and oral statements made from time to time by our representatives (including, but not limited to, statements regarding the identification of acquisition candidates and the completion and/or integration or accretion of any such transactions, including the MemberHealth transaction discussed herein; statements regarding the viability of any acquisition proposal; statements regarding the expectations of our operating plans and strategies generally; statements regarding our expectations of the performance of our Medicare Supplement and Medicare Advantage lines of business and other lines of business, including the prediction of loss ratios and lapsation; the adequacy of reserves; our ability to institute future rate increases; expectations regarding our Part D program, including our estimates of membership, costs and revenues; future operating results and references to the estimate of the accretion from recent acquisitions) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond our ability to control or predict. Important factors that may cause actual results to differ materially and could impact us and the statements contained in this report can be found in our filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. For forward-looking statements in this report, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  We assume no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.

	By:	/s/ Lisa M. Spivack
Lisa M. Spivack
Senior Vice President and
General Counsel

Date: May 11, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Title

2.1	Merger Agreement
3.1	Series A Preferred Stock Certificate of Designations
3.2	Series B Preferred Stock Certificate of Designations
4.1	Registration Rights Agreement
10.1	Stage 1 Security Purchase Agreement
10.2	Stage 2 Securities Purchase Agreement
99.1	Press Release dated May 8, 2007